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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          JUNE 8, 1998
                                                 -------------------------------


                              CELLPRO, INCORPORATED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         DELAWARE                         0-19472                94-3087971
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission                (IRS Employer
of incorporation)                       File Number)         Identification No.)



        22215 26TH AVENUE S.E., BOTHELL, WA                             98021
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code         (206) 485-7644
                                                    ----------------------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

               A. Asset Sale and Distribution Agreement with Nexell Therapeutics, Inc., a subsidiary of VIMRx Pharmaceuticals, Inc.

               B.     Reduction-in-force.

               C. Resignation of Richard D. Murdock as President and Chief Executive Officer.


Item 7.  Exhibits

   Exhibit No.                    Description
   -----------                    -----------
      5.1                         Press Release dated September 28, 1998.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CellPro, Incorporated
                                   ----------------------------------------
                                       (Registrant)


Date:  October 6, 1998             /s/ Mark J. Handfelt
                                   ----------------------------------------
                                       Name:  Mark J. Handfelt
                                       Title: Vice President and General Counsel


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                              CellPro, Incorporated
                                  Exhibit Index
                                   to Form 8-K



                                                                    Sequentially
                                                                      Numbered
  Exhibit No.                 Description                               Page
  -----------                 -----------                               ----
      5.1             Press Release dated September 28, 1998.